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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2000

                              MESA AIR GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

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
           Nevada                           0-15495                     85-0302351
(State or Other Jurisdiction of                                       (IRS Employer
        Incorporation)               (Commission File Number)       Identification No.)
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410 North 44th Street, Suite 700, Phoenix, Arizona             85008
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:           (602) 685-4000


                                 Not Applicable
         (Former name or former address, if changed since last report.)
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Item 4.  Change in Registrant's Certifying Accountant.

         On February 25, 2000, Mesa Air Group, Inc. (the "Company"), with the approval of the Company's board of directors, dismissed KPMG LLP ("KPMG") as its independent accountants.

         KPMG's reports on the Company's consolidated financial statements for the past two years have not contained any adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the Company's two most recent fiscal years and the subsequent interim periods preceding KPMG's dismissal, there have not been any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make a reference to the subject matter of the disagreement in connection with their reports.

         During the Company's two most recent fiscal years and subsequent interim period preceding the dismissal of KPMG:

         (1) KPMG did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist, provided, however, that in a management letter to the Company, dated February 15, 2000, KPMG advised the Company that during the course of KPMG's audit of the Company's consolidated financial statements for the fiscal year ended September 30, 1999, information came to KPMG's attention that led it to conclude that the Company had material weaknesses in the maintenance of its books and records and in its review of restrictive covenants in existing contractual agreements.

             Notwithstanding the potential merits of the weaknesses identified by KPMG, the Company believes it has taken steps necessary and appropriate to ensure that it does not have material weaknesses in the maintenance of its books and records and review of existing contractual agreements, including, without limitation, the hiring of a new Chief Financial Officer (effective January
2000), Controller (effective February 2000) and General Counsel (effective August 1999);

         (2) KPMG did not advise the Company that information had come to KPMG's attention that led them to no longer be able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management;

         (3) KPMG did not advise the Company of the need to expand significantly the scope of their audit, or that information had come to their attention during such period that, if further investigated, may (i) materially impact the fairness or reliability of previously issued consolidated financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause KPMG to be unwilling to rely on management's representations or be associated with the Company's consolidated financial statements; and
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         (4) KPMG did not advise the Company that information had come to their attention that they had concluded materially impacted the fairness or reliability of previously issued consolidated financial statements and Reports of Independent Auditors, or the consolidated financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent consolidated financial statements covered by an audit report.

         The Company has provided KPMG with a copy of the foregoing disclosure, and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.

         The Company is in the process of selecting new independent auditors and expects that process to be completed by no later than March 31, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MESA AIR GROUP, INC.


                                    By:      /s/ Rob Stone
                                             ________________________________
                                    Name:    Rob Stone
                                    Title:   Chief Financial Officer
Dated:  March 3, 2000